UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-33002                  02-08087887
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2007, the Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007 and forward looking financial expectations. The Company also conducted a conference call to discuss its operating results and outlook. A copy of the press release is furnished herewith as Exhibit 99.1. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K under this Item 2.02, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 30, 2007, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") completed an annual salary review of certain executive officers, including Robert V. LaPenta, the Chairman, President and Chief Executive Officer of the Company, and James DePalma, Executive Vice President, Chief Financial Officer and Treasurer of the Company. The Compensation Committee recommended, and the Board of Directors approved, an increase in the annual base salary of Mr. LaPenta from $550,000 to $750,000 and an increase in the annual base salary of Mr. DePalma from $325,000 to $375,000, each with effect from August 29, 2007. The Compensation Committee recommended, and the Board of Directors also approved, the following stock option grants as a supplement to base salary in order to bring the compensation of Messrs. LaPenta and DePalma to competitive market levels: (i) on October 30, 2007, options to purchase 170,000 shares of common stock with an exercise price of $18.00 per share, and on November 2, 2007, options to purchase 30,000 shares of common stock with an exercise price of $18.46 per share were granted to Mr. LaPenta and
(ii) on October 30, 2007, options to purchase 60,000 shares of common stock with an exercise price of $18.00 per share, and on November 2, 2007, options to purchase 15,000 shares of common stock with an exercise price of $18.46 per share were granted to Mr. DePalma. Each of the stock options granted vest in equal annual installments over a period of four years from the grant date and will be exercisable for ten years after the grant date.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

On October 30, 2007, the Board of Directors of the Company approved an amendment and restatement of the Company's Bylaws to revise Article 4 thereof to expressly provide for the issuance and transfer of uncertificated shares. The Amended and Restated Bylaws are effective from and after October 30, 2007. The revisions to


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the Bylaws are in response to a New York Stock Exchange requirement that all listed securities be eligible for a direct registration system ("DRS") operated by a securities depositary by January 1, 2008. In order to be included in DRS, securities must be uncertificated. The Company's outstanding shares will continue to be represented by certificates unless the holders thereof elect to participate in DRS.

The Company's Amended and Restated Bylaws are attached as Exhibit 3.2 hereto and are incorporated into this Item 5.03 by reference.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                     Description
-----------                     -----------

Exhibit 3.2     Amended and Restated Bylaws.

Exhibit 99.1 Press release dated October 31, 2007, titled "L-1 Identity Solutions Reports Third Quarter 2007 Financial Results; Organic Growth of 32 Percent".

Exhibit 99.2 Transcript of conference call conducted by the Company on October 31, 2007.




















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2007
                                                L-1 IDENTITY SOLUTIONS, INC.


                                                By:  /s/  Robert V. LaPenta
                                                   ----------------------------
                                                   Robert V. LaPenta
                                                   Chairman, President and Chief
                                                   Executive Officer






















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                                  EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

Exhibit 3.2     Amended and Restated Bylaws.

Exhibit 99.1 Press release dated October 31, 2007, titled "L-1 Identity Solutions Reports Third Quarter 2007 Financial Results; Organic Growth of 32 Percent".

Exhibit 99.2 Transcript of conference call conducted by the Company on October 31, 2007.
























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